                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT AUDITORS


  We consent to the incorporation by reference in the registration statement (Form S-8 No. 333-13281) pertaining to the Cox Radio, Inc. Long-Term Incentive Plan of our report dated March 7, 1997, with respect to the consolidated financial statements of NewCity Communications, Inc., included in the Current Report (Form 8-K) of Cox Radio, Inc. dated April 1, 1997 filed with the Securities and Exchange Commission.




                                                  /s/ Ernst & Young LLP
                                                 ------------------------
                                                      ERNST & YOUNG LLP

Stamford, Connecticut
April 14, 1997